Oppenheimer Capital Appreciation Fund

REPORT HIGHLIGHTS
Fund Objective Oppenheimer Capital Appreciation Fund Seeks capital appreciation.
CONTENTS
1	President’s Letter
3	An Interview with Your Fund’s Manager
9	Financial Statements
30	Officers and Trustees

Cumulative Total Returns*
	For the Six-Months Period Ended 2/28/01
	Without	With
	Sales Chg.	Sales Chg.

Class A	–18.64%	–23.32%

Class B	–18.96	–22.59

Class C	–18.95	–19.68

Class Y	–18.52

Average Annual Total Returns*
	For the 1-Year Period Ended 2/28/01
	Without	With
	Sales Chg.	Sales Chg.

Class A	–12.05%	–17.10%

Class B	–12.73	–16.64

Class C	–12.72	–13.50

Class Y	–11.71

*See Notes on page 7 for further details.

PRESIDENT’S LETTER
Dear Shareholder,
The year 2000 was one to remember, both for the performance of the financial markets and the lessons it presented to all investors.
      In many ways, 2000 was a study in contrasts. Many stocks experienced sharp declines, while municipal and high quality bonds performed strongly. The year began with unrestrained enthusiasm for technology stocks in particular, and growth stocks in general, but ended with value-oriented stocks providing better performance.
    Market conditions shifted dramatically during 2000. When the year began, the economy was growing rapidly, raising concerns that long-dormant inflationary pressures might resurface. By mid-year, however, after a series of interest rate hikes by the Federal Reserve Board (the Fed), the economy began to slow—triggering fears of a potential recession. The slowing economy generally hurt the stock marke t and benefited high quality bonds.
     The lessons provided by a volatile and difficult year reinforced many of the basic investment principles we have discussed in this letter from time to time. In 2000, market volatility was a powerful reminder of the importance of investment diversification—the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles. In addition, actively managed funds generally outperformed passive index funds, as research-intensive security selection again made a critical difference for portfolio returns. Perhaps most important, the markets in 2000 confirmed that sound business fundamentals, rather than investment fads, are a more powerful determinant of investment success over the long term.
Looking forward, we are cautiously optimistic. Our caution arises from expectations that the economy will grow only moderately during the first half of 2001. The Fed, already more concerned about a potential recession than inflation, reversed its monetary policy of the past 18 months by reducing key short-term interest

1 | OPPENHEIMER CAPITAL APPRECIATION FUND

PRESIDENT’S LETTER

rates. This rate cut, combined with the possibility of future interest rate reductions and a federal income tax cut, may help the economy achieve a “soft landing.”
     Our current situation has mixed implications for stocks and bonds. While slowed growth may mean decelerated corporate earnings growth, lower interest rates could bolster stock valuations. Similarly, slower economic growth has helped interest-rate-sensitive securities, such as U.S. Government securities, but may have a negative effect on credit-sensitive corporate bonds.
     In overseas markets, we believe potential investment opportunities may reside in Europe, which appears to be experiencing slow, steady growth bolstered by the strengthening euro and falling oil prices. Signs are less encouraging in Japan, where the economy generally remains weak. Lower interest rates are buoying the economies of the emerging markets—but slowing growth, plus Mideast tensions, could cast a shadow over these regions.
     In this uncertain environment, we intend to adhere to the same proven investment principles that have driven our funds’ past success: broad diversification to help reduce risk, an unwavering focus on business fundamentals to seek likely winners, and a long-term perspective that preserves the integrity of each fund’s investment approach. Regardless of the short-term movements of the financial markets, these principles—fundamental parts of The Right Way to Invest—should serve investors well in 2001 and beyond.

Sincerely,

Bridget A. Macaskill
March 21, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict the performance of the securities markets or any particular fund. Specific information that applies t o your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks.

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AN INTERVIEW WITH YOUR FUND’S MANAGER

How would you characterize Oppenheimer Capital Appreciation Fund’s performance during the six-month period that ended February 28, 2001?
A. In a highly volatile and challenging market environment, the Fund’s Class A shares produced a –18.64% return, without deducting sales charges, for the period.[1] While we would, of course, always prefer to deliver positive returns to our investors, we are pleased that the Fund’s Class A shares were rated 4-star (****) overall by Morningstar at February 28, 2001, among 834 (10-year) domestic equity funds.[2] We attribute the Fund’s strong relative performance primarily to the positioning of the Fund’s assets in companies we believed were likely to exhibit growth despite a slowing economic environment.

What made this such a challenging period?
The past six months were characterized by a sharp reversal of the conditions that had prevailed during the prior period. The U.S. economy’s expansion slowed nearly to a halt in the face of high interest rates, rising energy prices and declining levels of consumer confidence. These conditions caused revenues and earnings to fall short of expectations across a wide range of industries. As growth rates decelerated, reduced expectations for future earnings drove many stock prices sharply lower, especially among the most richly valued, high growth segments of the technology-based “new economy.” Investors turned instead to more traditionally defensive industries that appeared well

1. See page 7 for further details.
2. Morningstar, Inc. rates mutual funds in broad investment classes, based on risk-adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Overall star rating is the combin ed 3-, 5- and 10-year ratings for a fund or class and is subject to change monthly. The Fund’s Class A shares are rated 4 stars (3-year), 5 stars (5-year) and 4 stars (10-year) among 4,231,2,619 and 834 domestic equity funds, respectively, for the periods ended 2/28/01.

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AN INTERVIEW WITH YOUR FUND’S MANAGER

positioned to continue growing despite the economic slowdown, such as capital goods, consumer cyclicals, financials and consumer staples.

How did you manage the Fund in light of these conditions?
Our investment strategy remained consistently focused on seeking individual stocks offering attractive growth potential at a reasonable price. This approach limited the impact of technology stock volatility on the Fund by steering us away from the sector’s most speculative, highly valued stocks. We also responded to weakening economic conditions by reducing our positions in technology companies that showed evidence of decelerating earnings growth. While we began the period with approximately 30% of the Fund invested in technology, by the beginning of 2001 we had cut our technology position to only about 20%.
Similar ly, outside the technology sector, our disciplined investment approach led us to emphasize individual companies that were well positioned to continue growing despite the challenging economic environment. We found many such opportunities in a wide variety of industries. In the capital goods sector, we favored companies helping to satisfy rapidly increasing demand for the outsourcing of manufacturing services, such as Sanmina Corp. Among consumer cyclicals, we added to our holdings among retailers, and cruise lines, such as Carnival Corp., that demonstrated strong underlying business fundamentals and were selling at relatively low prices. In the financial sector, we reduced our positions in interest-rate-sensitive companies in favor of regional banks, thrifts and government agencies, such as Federal Home Loan Mortgage Corp. (Freddie Mac), that we believed were positioned to prosper despite falling interest rates. Finally, in consumer staples, we built a relatively large position in cable companies, such as Com cast Corp., and broadcast media

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companies, such as Clear Channel Communications, Inc., poised to benefit from growing demand for digital communications products. We also added several major beverage companies to the portfolio, because demand for their products tends to remain strong even when other segments of the economy experience slowing demand.
     In general, these broadly diversified investments performed well during the period, helping to support the Fund’s net asset value at a time when many stock prices were declining.

Did any investments fail to meet your expectations?
We were disappointed with the performance of several specific holdings that failed to buck the generally negative market trend. Nokia Corp., one of the Fund’ s largest holdings, suffered during the period a s a result of the company’s projections for slower growth over the next few months. The Fund was also hurt by the performance of Vodafone Group plc, another player in the wireless arena, which declined in response to delays in the widespread adoption of next-generation wireless technologies. Despite these short-term difficulties, we continue to believe the wireless industry has plenty of room to grow, and that these leading companies are well positioned to profit from that growth.

What is your outlook over the coming months?
While the economic slowdown that marked the recent period is clearly still in progress, falling interest rates are creating a more favorable environment for economic growth later this year. We believe the Fund remains well positioned to weather the current slow-growth climate, while being poised to benefit from a return to faster growth. We are additionally encouraged by the recent broaden ing of market strength to include companies outside the technology sector. Broad market strength favors the Fund’s disciplined, diversified investment approach.

			3. See page 7 for further details.
Average Annual Total Returns with Sales Charges
For the periods ended 3/31/01[3]
Class A 1-Year	5-Year	10-Year

–27.18%	17.25%	15.55%
Class B 1-Year	5-Year	Since Inception

–26.75%	17.48%	17.94%
Class C 1-Year	5-Year	Since Inception

–24.01%	17.69%	17.42%

Class Y 1-Year	5-Year	Since Inception

–22.44%	N/A	13.84%

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AN INTERVIEW WITH YOUR FUND’S MANAGER

In any event, we remain committed to rigorously adhering to our fundamental approach of seeking growth at the right price. In today’s volatile economic environment, we believe our disciplined approach and emphasis on selecting stocks one company at a time should serve investors well. That’s why Oppenheimer Capital Appreciation Fund continues to be part of The Right Way to Invest.

	Top Five Common Stock Industries[5]
Sector Allocation[4]
	Computer Software	9.1%

	Broadcasting	7.0

	Healthcare/Drugs	5.8

	Diversified Financial	5.8

	Electronics	5.2
	Top Ten Common Stock Holdings[5]

	AOL Time Warner Inc.	3.9%

	Comcast Corp., Cl. A Special	3.0

	Microsoft Corp.	2.6

	Citigroup Inc.	2.5

	Viacom, Inc., Cl. B	1.9

	Clear Channel Communications, Inc.	1.7

	Sanmina Corp.	1.7

	Pfizer Inc.	1.7

	Exxon Mobil Corp.	1.5

	Nokia Corp., Sponsored ADR, A Shares	1.5

4. Portfolio is subject to change. Percentages are as of February 28, 2001, and are based on total market value of the Fund’s common stock holdings.
5. Portfolio is subject to change. Percentages are as of February 28, 2001, and are based on net assets.

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NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund’s performance may be subject to fluctuations and current performance may be less than the results shown. For quarterly updates on the Fund’s performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not show the effects of incom e taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A. The inception date of the Fund was 1/22/81. Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 11/1/95. Class B returns include the applicable contingent deferred sales charge of 5% (1-year), 2% (5-year) and 1% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 12/1/93. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 11/3/97. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the different calculations of performance is in the Fund’s Statement of Additional Information.

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Financials
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STATEMENT OF INVESTMENTS February 28, 2001/Unaudited

	Shares	Market Value See Note 1

Common Stocks—87.5%

Basic Materials—0.6%

Chemicals—0.4% Dow Chemical Co.	273,870	$ 8,985,675

PPG Industries, Inc.	300,000	15,330,000 24,315,675

Metals—0.2% Alcoa, Inc.	280,000	10,012,800

Capital Goods—7.5%

Aerospace/Defense—0.4% Boeing Co.	200,000	12,440,000

Northrop Grumman Corp.	133,400	12,532,930 24,972,930

Electrical Equipment—1.3% Emerson Electric Co.	750,000	50,175,000

Vishay Intertechnology, Inc.[1]	1,535,000	27,537,900 77,712,900

Industrial Services—0.8% Republic Services, Inc.[1]	180,000	2,995,200

Waste Management, Inc.	1,650,000	41,860,500 44,855,700

Manufacturing—5.0% Flextronics International Ltd.[1]	1,860,000	49,290,000

Honeywell International, Inc.	500,000	23,355,000

Millipore Corp.	281,000	14,752,500

3M Co.	390,000	43,972,500

Sanmina Corp.	3,300,000	98,381,250

United Technologies Corp.	800,000	62,328,000 292,079,250

Communication Services—2.3%

Telecommunications: Long Distance—0.2% WorldCom, Inc.[1]	617,000	10,257,625

Telephone Utilities—0.3% SBC Communications, Inc.	300,000	14,310,000

Telecommunications: Wireless—1.8% Amdocs Ltd.[1]	384,600	25,002,846

Nextel Communications, Inc., Cl. A1	700,000	16,843,750

Vodafone Group plc, Sponsored ADR	2,300,000	62,813,000 104,659,596

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STATEMENT OF INVESTMENTS Unaudited/Continued

	Shares	Market Value See Note 1

Consumer Cyclicals—10.3%

Autos & Housing—1.9% Centex Corp.	615,000	$ 25,313,400

Ethan Allen Interiors, Inc.	485,550	16,489,278

Ford Motor Co.	1,400,000	38,934,000

Gentex Corp.[1]	720,000	18,045,000

Lafarge Corp.	400,300	12,209,150 110,990,828

Consumer Services—1.4% Omnicom Group, Inc.	880,000	79,807,200

Leisure & Entertainment—2.1% Carnival Corp.	2,300,000	76,682,000

Harley-Davidson, Inc.	650,000	28,177,500

Host Marriott Corp.	1,400,000	17,668,000 122,527,500

Media—2.1% McGraw-Hill, Inc.	600,000	35,376,000

News Corp. Ltd. (The), Sponsored ADR	2,300,000	84,065,000 119,441,000

Retail: Specialty—2.8% BJ’s Wholesale Club, Inc.[1]	190,000	8,646,900

Gap Inc.	2,200,000	59,928,000

Home Depot, Inc.	430,000	18,275,000

Nike, Inc., Cl. B	950,000	37,097,500

Target Corp.	299,100	11,664,900

Tiffany & Co.	900,000	27,999,000 163,611,300

Textile/Apparel & Home Furnishings—0.0% Abercrombie & Fitch Co., Cl. A1	30,000	850,800

Too, Inc.[1]	30,000	580,500 1,431,300

Consumer Staples—16.1%

Beverages—1.8% Anheuser-Busch Cos., Inc.	1,360,000	59,432,000

PepsiCo, Inc.	1,000,000	46,080,000 105,512,000
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	Shares	Market Value See Note 1

Broadcasting—7.0% Adelphia Communications Corp., Cl. A1	637,500	$ 25,300,781

Cablevision Systems Corp., Cl. A1	450,000	34,920,000

Clear Channel Communications, Inc.[1]	1,750,000	100,012,500

Comcast Corp., Cl. A Special[1]	4,000,000	173,250,000

Fox Entertainment Group, Inc., A Shares[1]	700,000	16,730,000

Hispanic Broadcasting Corp.[1]	1,196,800	26,928,000

Rogers Communications, Inc., Cl. B	1,005,200	15,562,608

Univision Communications, Inc., Cl. A1	400,000	13,200,000 405,903,889

Entertainment—3.1% Royal Caribbean Cruises Ltd.	2,400,000	67,800,000

Viacom, Inc., Cl. B1	2,246,800	111,665,960 179,465,960

Food—0.5% Keebler Foods Co.	650,000	27,274,000

Food & Drug Retailers—2.8% CVS Corp.	1,050,000	64,050,000

Express Scripts, Inc., Cl. A1	115,700	10,376,844

Kroger Co.[1]	600,000	14,544,000

Safeway, Inc.[1]	1,315,400	71,439,374 160,410,218

Household Goods—0.9% Avon Products, Inc.	1,280,000	54,348,800

Energy—5.3%

Energy Services—1.5% BJ Services Co.[1]	200,000	15,200,000

Coflexip SA, Sponsored ADR	240,000	17,250,000

Halliburton Co.	860,000	34,245,200

Schlumberger Ltd.	350,000	22,312,500 89,007,700

Oil: Domestic—2.5% Amerada Hess Corp.	779,000	56,088,000

Exxon Mobil Corp.	1,100,000	89,155,000

Forest Oil Corp.[1]	80,000	2,584,000 147,827,000

Oil: International—1.3% TotalFinaElf SA, Sponsored ADR	900,000	63,459,000

Varco International, Inc.[1]	480,000	10,766,400 74,225,400

11 | OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF INVESTMENTS Unaudited/Continued

	Shares	Market Value See Note 1

Financial—10.6%

Banks—1.6% Bank of America Corp.	700,000	$ 34,965,000

J.P. Morgan Chase & Co.	1,200,000	55,992,000 90,957,000

Diversified Financial—5.8% C.I.T. Group, Inc., Cl. A	580,000	13,398,000

Citigroup Inc.	2,950,000	145,081,000

Freddie Mac	1,220,000	80,337,000

Merrill Lynch & Co., Inc.	800,000	47,920,000

Schwab (Charles) Corp.	862,500	18,026,250

USA Education, Inc.	426,700	30,948,551 335,710,801

Insurance—1.9% American International Group, Inc.	550,000	44,990,000

Axa, Sponsored ADR	620,000	38,626,000

Everest Re Group Ltd.	200,000	12,650,000

Torchmark Corp.	390,000	13,564,200 109,830,200

Real Estate Investment Trusts—0.8% Boston Properties, Inc.	925,000	37,314,500

Equity Office Properties Trust	300,000	8,646,000 45,960,500

Savings & Loans—0.5% Golden State Bancorp, Inc.	400,000	10,960,000

Golden West Financial Corp.	300,000	16,455,000 27,415,000

Healthcare—9.7%

Healthcare/Drugs—5.8% ALZA Corp., Cl. A1	1,050,000	41,527,500

Elan Corp. plc, ADR[1]	410,000	22,533,600

Glaxo Smith Kline plc, ADR	600,000	33,186,000

HCA-Healthcare Co. (The)	320,000	12,672,000

IDEC Pharmaceuticals Corp.[1]	236,100	13,310,137

Johnson & Johnson	400,000	38,932,000

Mylan Laboratories, Inc.	530,500	12,413,700

Pfizer Inc.	2,170,000	97,650,000

Pharmacia Corp.	1,000,000	51,700,000

Watson Pharmaceuticals, Inc.[1]	241,200	13,386,600 337,311,537

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	Shares	Market Value See Note 1

Healthcare/Supplies & Services—3.9% Applera Corp./Applied Biosystems Group	550,000	$ 38,005,000

Baxter International, Inc.	230,000	21,180,700

Becton, Dickinson & Co.	940,000	33,821,200

Cardinal Health, Inc.	550,000	55,825,000

McKesson HBOC, Inc.	700,000	20,356,000

Medtronic, Inc.	850,000	43,503,000

Perkin Elmer, Inc.	150,000	10,983,000 223,673,900

Technology—19.6%

Computer Hardware—0.7% Compaq Computer Corp.	344,200	6,952,840

EMC Corp.[1]	447,500	17,792,600

Read-Rite Corp.[1]	500,000	3,859,375

SanDisk Corp.[1]	575,000	12,434,375

Seagate Technology, Inc. (escrow shares)[1]	1,000,000	— 41,039,190

Computer Services—0.2% First Data Corp.	200,000	12,352,000

Computer Software—9.1% AOLTime Warner Inc.[1]	5,120,000	225,433,600

BMC Software, Inc.[1]	1,000,000	30,125,000

Microsoft Corp.[1]	2,600,000	153,400,000

Novell, Inc.[1]	1,950,000	11,578,125

Oracle Corp.[1]	1,330,000	25,270,000

Sybase, Inc.[1]	840,000	16,485,000

Veritas Software Corp.[1]	796,533	51,724,862

Yahoo!, Inc.[1]	650,000	15,478,125 529,494,712

Communications Equipment—4.4% ADC Telecommunications, Inc.[1]	400,000	4,450,000

Cisco Systems, Inc.[1]	3,350,000	79,353,125

Extreme Networks, Inc.[1]	950,500	21,490,211

L.M. Ericsson Telephone Co., ADR, Cl. B	950,000	7,867,187

Lucent Technologies, Inc.	1,460,000	16,921,400

Newport Corp.	250,000	12,218,750

Nokia Corp., Sponsored ADR, A Shares	3,900,000	85,800,000

Nortel Networks Corp.	600,000	11,094,000

Tellabs, Inc.[1]	400,000	17,425,000 256,619,673

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STATEMENT OF INVESTMENTS Unaudited/Continued

	Shares	Market Value See Note 1

Electronics—5.2% Analog Devices, Inc.[1]	440,000	$ 16,412,000

Applied Materials, Inc.[1]	348,832	14,738,152

Atmel Corp.[1]	3,228,100	33,895,050

Cypress Semiconductor Corp.[1]	800,000	15,664,000

DuPont Photomasks, Inc.[1]	194,000	12,791,875

International Rectifier Corp.[1]	794,000	26,202,000

Micron Technology, Inc.[1]	1,150,000	39,353,000

National Semiconductor Corp.[1]	960,000	19,603,200

Novellus Systems, Inc.[1]	507,500	19,602,188

RF Micro Devices, Inc.[1]	1,660,00 0	18,467,500

Texas Instruments, Inc.	800,000	23,640,000

Thermo Electron Corp.[1]	330,000	9,207,000

Waters Corp.[1]	800,000	52,688,000 302,263,965

Transportation—1.6%

Railroads &Truckers—1.1% Canadian Pacific Ltd.	1,700,000	63,580,000

Shipping—0.5% Expeditors International of Washington, Inc.	60,000	3,502,500

FedEx Corp.[1]	650,000	26,604,500 30,107,000

Utilities—3.9%

Electric Utilities—1.7% Calpine Corp.[1]	1,312,800	58,406,472

Duke Energy Corp.	350,000	14,262,500

Potomac Electric Power Co.	660,000	14,784,000

Southern Co.	400,000	12,380,000 99,832,972

Gas Utilities—2.2% El Paso Corp.	978,100	68,760,430

Kinder Morgan, Inc.	300,000	16,620,000

Williams Cos., Inc. (The) Total Common Stocks (Cost $4,831,326,570)	1,010,00 0	42,117,000 127,497,430 5,078,606,451

Other Securities—0.3%

Nasdaq-100 Unit Investment Trust[1] (Cost $40,833,810)	420,000	19,887,000

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	Principal Amount	Market Value See Note 1

U.S. Government Obligations—0.5%
U.S. Treasury Nts., 6.375%, 4/30/02 (Cost $29,839,705)	$ 30,000,000	$ 30,616,800

Structured Instruments—0.6%
Credit Suisse First Boston Corp. (New York Branch), Carnival Corp. Equity Linked Nts., 7%, 7/17/02[2]	15,000,834	20,476,138

Merrill Lynch &Co., Inc., Medium-Term Stock Linked Nts., Series B, 7%, 7/8/02 (linked to the performance of Gap Inc. common stock)	15,000,000	14,043,750
Total Structured Instruments (Cost $30,000,834)		34,519,888

Short-Term Notes—8.1%
Barton Capital Corp., 5.49%, 3/8/01	20,975,000	20,952,609

CIESCO LP, 5.75%, 3/2/01	25,000,000	24,996,111

Corporate Receivables Corp., 5.49%, 3/15/01	50,000,000	49,893,250

CXC, Inc.: 5.58%, 3/13/01 5.60%, 3/5/01	50,000,000 25,000,000	49,907,000 24,984,445

Morgan Stanley Dean Witter & Co., 5.44%, 3/13/01	50,000,000	49,909,333

National Rural Utilities Cooperative Finance Corp., 5.50%, 3/7/01	50,000,000	49,954,167

New Center Asset Trust, 5.61%, 3/8/01	50,000,000	49,945,458

SBC Communications, Inc.: 5.34%, 4/6/01 5.44%, 3/22/01	50,000,000 ; 26,000,000	49,733,000 25,917,493

Verizon Network Funding: 5.21%, 4/10/01 5.60%, 3/1/01	25,000,000 50,000,000	24,855,278 50,000,000
Total Short-Term Notes (Cost $471,048,144)		471,048,144

Repurchase Agreements—3.2%
Repurchase agreement with Zion First National Bank, 5.34%, dated 2/28/01, to be repurchased at $184,586,376 on 3/1/01, collateralized by U.S. Treasury Nts., 5.75%-7%, 6/30/01-7/15/06, with a value of $70,033,996, U.S. Treasury Bonds, 8.125%-9.375%, 2/15/06-5/15/21, with a value of $77,822,670 and U.S. Treasury Bills, 4/19/01, with a value of $40,574,634 (Cost $184,559,000)	184,559,000	184,559,000

Total Investments, at Value (Cost $5,587,608,063)	100.2%	5,819,237,283

Liabilities in Excess of Other Assets	(0.2)	(11,902,952)

Net Assets	100.0%	$5,807,334,331

Footnotes to Statement of Investments

1. Non-income-producing security.
2. Identifies issues considered to be illiquid or restricted–See Note 6 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.

15 | OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited

February 28, 2001

Assets
Investments, at value (cost $5,587,608,063)–see accompanying statement	$5,819,237,283

Cash	71,179

Receivables and other assets: Investments sold	28,812,026
Shares of beneficial interest sold	13,925,390
Interest and dividends	5,965,317
Other	55,125
Total assets	5,868,066,320

Liabilities
Payables and other liabilities: Investments purchased	50,897,313
Shares of beneficial interest redeemed	6,945,485
Distribution and service plan fees	1,907,321
Trustees’ compensation	717,601
Transfer and shareholder servicing agent fees	26,544
Other	237,725
Total liabilities	60,731,989

Net Assets	$5,807,334,331

Composition of Net Assets
Paid-in capital	$5,332,508,304

Accumulated net investment income	6,912,333

Accumulated net realized gain on investments and foreign currency transactions	236,284,474

Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies	231,629,220
Net Assets	$5,807,334,331

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $3,142,110,177 and 69,165,878 shares of beneficial interest outstanding)	$45.43
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$48.20

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,227,655,658 and 28,310,027 shares of beneficial interest outstanding)	$43.36

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $381,615,098 and 8,902,413 shares of beneficial interest outstanding)	$42.87

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,055,953,398 and 23,044,099 shares of beneficial interest outstanding)	$45.82
See accompanying Notes to Financial Statements.

16 | OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended February 28, 2001

Investment Income
Interest	$ 22,732,676

Dividends (net of foreign withholding taxes of $200,572)	18,116,921
Total income	40,849,597

Expenses
Management fees	17,648,060

Distribution and service plan fees: Class A	3,789,914
Class B	6,237,336
Class C	1,904,562

Transfer and shareholder servicing agent fees: Class A	1,357,055
Class B	523,279
Class C	159,635

Shareholder reports	1,010,147

Trustees’ compensation	532,105

Custodian fees and expenses	51,825

Other	477,568
Total expenses	33,691,486
Less expenses paid indirectly	(32,102)
Net expenses	33,659,384

Net Investment Income	7,190,213

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	313,198,891
Foreign currency transactions	(198)
Net realized gain	313,198,693

Net change in unrealized depreciation on:
Investments	(1,614,791,537)
Translation of assets and liabilities denominated in foreign currencies	(776,336)
Net change	(1,615,567,873)
Net realized and unrealized loss	(1,302,369,180)

Net Decrease in Net Assets Resulting from Operations	$(1,295,178,967)
See accompanying Notes to Financial Statements.

17 | OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2001 (Unaudited)	Year Ended August 31, 2000

Operations
Net investment income (loss)	$ 7,190,213	$ (5,304,730)

Net realized gain (loss)	313,198,693	610,521,636

Net change in unrealized appreciation (depreciation)	(1,615,567,873)	1,150,983,759

Net increase (decrease) in net assets resulting from operations	(1,295,178,967)	1,756,200,665

Dividends and/or Distributions to Shareholders
Distributions from net realized gain:
Class A	(315,580,120)	(156,146,182)
Class B	(125,029,150)	(44,540,426)
Class C	(38,482,041)	(13,722,828)
Class Y	(110,061,053)	(34,586,462)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	507,040,157	665,798,352
Class B	287,071,743	530,123,230
Class C	99,286,666	155,176,037
Class Y	118,389,640	632,947,701

Net Assets
Total increase(decrease)	(872,543,125)	3,491,250,087

Beginning of period	6,679,877,456	3,188,627,369

End of period [including undistributed (overdistributed) net investment income of $6,912,333 and $(277,880), respectively]	$5,807,334,331	$6,679,877,456

See accompanying Notes to Financial Statements.

18 | OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended February 28, 2001 (unaudited)	2000	1999	1998	1997	Year Ended August 31, 1996[1]

Per Share Operating Data
Net asset value, beginning of period	$ 62.12	$ 44.73	$ 32.53	$ 38.63	$ 30.81	$ 27.44

Income (loss) from investment operations: Net investment income	.07	(.02)	(.04)	.17	.18	.11
Net realized and unrealized gain (loss)	(11.51)	20.63	14.87	(1.55)	11.36	3.26

Total income (loss) from investment operations	(11.44)	20.61	14.83	(1.38)	11.54	3.37

Dividends and/or distributions to shareholders: Dividends from net investment income	—	—	(.09)	(.15)	(.17)	—
Distributions from net realized gain	(5.25)	(3.22)	(2.54)	(4.57)	(3.55)	—

Total dividends and/or distributions to shareholders	(5.25)	(3.22)	(2.63)	(4.72)	(3.72)	—

Net asset value, end of period	$45.43	$62.12	$44.73	$32.53	$38.63	$30.81

Total Return, at Net Asset Value[2]	(18.64)%	48.01%	47.36%	(4.06)%	40.52%	12.28%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$3,142	$3,649	$2,071	$1,234	$1,179	$789

Average net assets (in millions)	$3,322	$2,898	$1,789	$1,353	$ 986	$790

Ratios to average net assets:[3] Net investment income	0.38%	—	(0.05)%	0.48%	0.53%	0.55%
Expenses	0.96%	1.06%	1.04%	1.00%[4]	1.01%[4]	1.09%[4]

Portfolio turnover rate	20%	44%	59%	60%	66%	45%

1. For the eight months ended August 31, 1996. The Fund changed its fiscal year end from December 31 to August 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

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19 | OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended February 28, 2001 (unaudited)	2000	1999	1998	1997	Year Ended August 31, 1996[1]

Per Share Operating Data
Net asset value, beginning of period	$ 59.80	$ 43.48	$ 31.85	$ 38.07	$ 30.56	$ 27.37

Income (loss) from investment operations: Net investment income (loss)	—[2]	(.20)	(.21)	(.02)	.07	—
Net realized and unrealized gain (loss)	(11.19)	19.74	14.38	(1.62)	11.05	3.19

Total income (loss) from investment operations	(11.19)	19.54	14.17	(1.64)	11.12	3.19

Dividends and/or distributions to shareholders: Dividends from net investment income	—	—	—	(.01)	(.06)	—
Distributions from net realized gain	(5.25)	(3.22)	(2.54)	(4.57)	(3.55)	—

Total dividends and/or distributions to shareholders	(5.25)	(3.22)	(2.54)	(4.58)	(3.61)	—

Net asset value, end of period	$43.36	$59.80	$43.48	$31.85	$38.07	$30.56

Total Return, at Net Asset Value[3]	(18.96)%	46.88%	46.20%	(4.86)%	39.30%	11.65%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$1,228	$1,333	$532	$194	$52	$5

Average net assets (in millions)	$1,260	$ 922	$372	$133	$24	$4

Ratios to average net assets:[4] Net investment income	(0.38)%	(0.76)%	(0.86)%	(0.37)%	(0.33)%	(0.25)%
Expenses	1.73%	1.83%	1.84%	1.81%[5]	1.86%[5]	1.94%[5]

Portfolio turnover rate	20%	44%	59%	60%	66%	45%

1. For the eight months ended August 31, 1996. The Fund changed its fiscal year end from December 31 to August 31.
2. Less than $0.005 per share.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Not es to Financial Statements.

20 | OPPENHEIMER CAPITAL APPRECIATION FUND

Class C	Six Months Ended February 28, 2001 (unaudited)	2000	1999	1998	1997	Year Ended August 31, 1996[1]

Per Share Operating Data
Net asset value, beginning of period	$ 59.19	$ 43.06	$ 31.57	$ 37.76	$ 30.27	$ 27.11

Income (loss) from investment operations: Net investment income (loss)	.02	(.18)	(.23)	(.03)	.01	(.03)
Net realized and unrealized gain (loss)	(11.09)	19.53	14.26	(1.59)	11.03	3.19

Total income (loss) from investment operations	(11.07)	19.35	14.03	(1.62)	11.04	3.16

Dividends and/or distributions to shareholders: Distributions from net realized gain	(5.25)	(3.22)	(2.54)	(4.57)	(3.55)	—

Total dividends and/or distributions to shareholders	(5.25)	(3.22)	(2.54)	(4.57)	(3.55)	—

Net asset value, end of period	$42.87	$59.19	$43.06	$31.57	$37.76	$30.27

Total Return, at Net Asset Value[2]	(18.95)%	46.89%	46.16%	(4.84)%	39.35%	11.66%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$382	$402	$165	$76	$36	$10

Average net assets (in millions)	$385	$279	$126	$62	$20	$ 9

Ratios to average net assets:[3] Net investment income	(0.38)%	(0.76)%	(0.86)%	(0.36)%	(0.32)%	(0.30)%
Expenses	1.73%	1.83%	1.85%	1.82%[4]	1.85%[4]	1.93%[4]

Portfolio turnover rate	20%	44%	59%	60%	66%	45%

1. For the eight months ended August 31, 1996. The Fund changed its fiscal year end from December 31 to August 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

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21 | OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended February 28, 2001 (unaudited)	2000	1999	Year Ended August 31, 1998[1]

Per Share Operating Data
Net asset value, beginning of period	$ 62.51	$ 44.81	$ 32.56	$ 40.15

Income (loss) from investment operations: Net investment income	.14	.13	.13	.30
Net realized and unrealized gain (loss)	(11.58)	20.79	14.85	(3.11)

Total income (loss) from investment operations	(11.44)	20.92	14.98	(2.81)

Dividends and/or distributions to shareholders: Dividends from net investment income	—	—	(.19)	(.21)
Distributions from net realized gain	(5.25)	(3.22)	(2.54)	(4.57)

Total dividends and/or distributions to shareholders	(5.25)	(3.22)	(2.73)	(4.78)

Net asset value, end of period	$45.82	$62.51	$44.81	$32.56

Total Return, at Net Asset Value[2]	(18.52)%	48.64%	47.90%	(7.45)%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$1,056	$1,295	$420	$181

Average net assets (in millions)	$1,162	$ 855	$307	$139

Ratios to average net assets:[3] Net investment income	0.70%	0.45%	0.30%	0.75%
Expenses	0.64%	0.64%	0.68%	0.69%[4]

Portfolio turnover rate	20%	44%	59%	60%

1. For the period from November 3, 1997 (inception of offering) to August 31, 1998.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

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22 | OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies
Oppenheimer Capital Appreciation Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting righ ts with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less ar e valued at amortized cost (which approximates market value).

Structured Notes. The Fund invests in structured notes whose market value and redemption price are linked to the fair value of specific securities. The structured notes are leveraged, which increases the notes’ volatility relative to the principal of the security. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. As of February 28, 2001, the market value of these securities comprised 0.6% of the Fund’s net assets and resulted in unrealized gains in the current period of $4,519,054.

Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

23 | OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited/Continued

1. Significant Accounting Policies Continued
The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan for the Fund’s independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended February 28, 2001, a provision of $448,291 was made for the Fund’s projected benefit obligations and payments of $12,292 were made to retired trustees, resulting in an accumulated liability of $713,914 as of February 28, 2001.
     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer fu nds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.

24 | OPPENHEIMER CAPITAL APPRECIATION FUND

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
     The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund began amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $18,512 decrease to cost of securities and a corresponding $18,512 increase in net unrealized appreciation, based on securities held as of December 31, 2000.
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

25 | OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited/Continued

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Six Months Ended February 28, 2001		Year Ended August 31, 2000
	Shares	Amount	Shares	Amount

Class A Sold	9,496,043	$ 493,196,898	21,248,494	$1,161,716,520
Dividends and/or distributions reinvested	6,337,176	296,136,348	2,997,611	146,972,843
Redeemed	(5,406,279)	(282,293,089)	(11,817,625)	(642,891,011)

Net increase	10,426,940	$507,040,157	12,428,480	$665,798,352

Class B Sold	5,450,627	$ 272,754,180	12,651,311	$ 670,804,410
Dividends and/or distributions reinvested	2,633,309	117,657,193	907,173	43,064,587
Redeemed	(2,070,800)	(103,339,630)	(3,488,619)	(183,745,767)

Net increase	6,013,136	$287,071,743	10,069,865	$530,123,230

Class C Sold	2,261,040	$ 111,468,015	4,959,476	$ 257,314,222
Dividends and/or distributions reinvested	812,632	35,893,963	280,983	13,200,947
Redeemed	(970,768)	(48,075,312)	(2,278,272)	(115,339,132)

Net increase	2,102,904	$ 99,286,666	2,962,187	$155,176,037

Class Y Sold	3,295,955	$ 178,665,984	12,933,936	$ 723,894,124
Dividends and/or distributions reinvested	2,298,717	108,246,627	703,262	34,586,461
Redeemed	(3,268,776)	(168,522,971)	(2,302,166)	(125,532,884)

Net increase	2,325,896	$118,389,640	11,335,032	$632,947,701

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended February 28, 2001, were $1,560,781,007 and $1,083,792,119, respectively.

26 | OPPENHEIMER CAPITAL APPRECIATION FUND

4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million, 0.58% of the next $1.0 billion and 0.56% of the next $2 billion, and 0.54% of average annual net assets over $4.5 billion. The Fund’s management fee for the six months ended February 28, 2001, was an annualized rate of 0.58%, before any waiver by the Manager if applicable.
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. Prior to January 1, 2001, OFS performed these services on an at-cost basis. Beginning January 2001, OFS is paid at an agreed upon per account fee.
Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.
Six Months Ended	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor	Commissions on Class A Shares Advanced by Distributor[1]	Commissions on Class B Shares Advanced by Distributor[1]	Commissions on Class C Shares Advanced by Distributor[1]

February 28, 2001	$4,767,761	$1,366,671	$804,066	$7,311,728	$747,341
1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.
Six Months Ended	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

February 28, 2001	$30,203	$922,125	$53,186

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
27 | OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited/Continued

4. Fees and Other Transactions with Affiliates Continued
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended February 28, 2001, payments under the Class A plan totaled $3,789,914 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $238,938 paid to an affiliate of the Manager. Any unreim bursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor’s actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales c harges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended February 28, 2001, were as follows:
	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Aggregate Unreimbursed Expenses as % of Net Assets of Class

Class B Plan	$6,237,336	$5,125,180	$20,927,613	1.70%
Class C Plan	1,904,562	578,293	2,868,004	0.75
28 | OPPENHEIMER CAPITAL APPRECIATION FUND

5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
     The Fund may realize a gain or loss up on the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
     Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

6. Illiquid Securities
As of February 28, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of February 28, 2001, was $20,476,138, which represents 0.40% of the Fund’s net assets.

7. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
     The Fund had no borrowings outstanding during the six months ended or at February 28, 2001.

8. Subsequent Event
Effective March 1, 2001, Class N shares will be offered.

29 | OPPENHEIMER CAPITAL APPRECIATION FUND

OPPENHEIMER CAPITAL APPRECIATION FUND

Officers and Trustees	Leon Levy, Chairman of the Board of Trustees
Donald W. Spiro, Vice Chairman of the Board of Trustees
Bridget A. Macaskill, Trustee and President
Robert G. Galli, Trustee
Phillip A. Griffiths, Trustee
Benjamin Lipstein, Trustee
Elizabeth B. Moynihan, Trustee
Kenneth A. Randall, Trustee
Edward V. Regan, Trustee
Russell S. Reynolds, Jr., Trustee
Clayton K. Yeutter, Trustee
Jane Putnam, Vice President
Andrew J. Donohue, Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Custodian of Portfolio Securities	The Bank of New York

Independent Auditors	KPMG LLP

Legal Counsel	Mayer, Brown & Platt

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

For more complete information about Oppenheimer Capital Appreciation Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
©Copyright 2001 OppenheimerFunds, Inc. All rights reserved.
30 | OPPENHEIMER CAPITAL APPRECIATION FUND

OPPENHEIMERFUNDS FAMILY

Global Equity	Developing Markets Fund International Small Company Fund Europe Fund International Growth Fund	Global Fund Quest Global Value Fund Global Growth & Income Fund

Equity	Stock
Emerging Technologies Fund
Emerging Growth Fund
Enterprise Fund
Discovery Fund
Main Street® Small Cap Fund
Small Cap Value Fund[1]
MidCap Fund
Main Street® Opportunity Fund
Growth Fund
Capital Appreciation Fund
Large Cap Growth Fund
Value Fund[2]
Quest Capital Value Fund
Quest Value Fund
Trinity Growth Fund
Trinity Core Fund
Trinity Value Fund	Stock & Bond
Main Street® Growth & Income Fund
Quest Opportunity Value Fund
Total Retu rn Fund
Quest Balanced Value Fund
Capital Income Fund
Multiple Strategies Fund
Disciplined Allocation Fund
Convertible Securities Fund
Specialty
Real Asset Fund®
Gold & Special Minerals Fund

Income	Taxable
International Bond Fund
High Yield Fund
Champion Income Fund
Strategic Income Fund
Bond Fund
Senior Floating Rate Fund
U.S. Government Trust
Limited-Term Government Fund
Capital Preservation Fund[3]
Rochester Division
Rochester Fund Municipals
	Limited Term New York Municipal Fund	Municipal California Municipal Fund[4] Florida Municipal Fund[4] New Jersey Municipal Fund< small>4 New York Municipal Fund[4] Pennsylvania Municipal Fund[4] Municipal Bond Fund Intermediate Municipal Fund

Select Managers	Stock Mercury Advisors Focus Growth Fund Gartmore Millennium Growth Fund Jennison Growth Fund Salomon Brothers Capital Fund Mercury Advisors S&P 500® Index Fund[3]	Stock & Bond QM Active Balanced Fund[3]

Money Market[5]	Money Market Fund	Cash Reserves

1. The Fund’s name was changed from “Oppenheimer Quest Small Cap FundSM” on 3/1/01.
2. The Fund’s name was changed from “Oppenheimer Disciplined Value Fund” on 2/28/01.
3. Available only through qualified retirement plans.
4. Available to investors only in certain states.
5. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

31 | OPPENHEIMER CAPITAL APPRECIATION FUND

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INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it’s automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance[1]. So call us today, or visit our website— we’re here to help.

Internet 24-hr access to account information and transactions[2] www.oppenheimerfunds.com

General Information Mon–Fri 8am–9pm ET, Sat 10am–4pm ET 1.800.525.7048

Telephone Transactions Mon–Fri 8am–9pm ET, Sat 10am–4pm ET 1.800.852.8457

PhoneLink 24-hr automated information and automated transactions 1.800.533.3310

Telecommunications Device for the Deaf (TDD) Mon–Fri 9am–6:30pm ET 1.800.843.4461

OppenheimerFunds Market Hotline 24 hours a day, timely and insightful messages on the economy and issues that may affect your investments 1.800.835.3104

Transfer and Shareholder Servicing Agent OppenheimerFunds Services P.O. Box 5270, Denver, CO 80217–5270

eDocs Direct Receive shareholder report and prospectus notifications for your funds via email. Sign up at w ww.oppenheimerfunds.com

Ticker Symbols Class A: OPTFX Class B: OTGBX Class C: OTFCX Class Y: OTCYX
1. Automatic investment plans do not assure profit or protect against losses in declining markets. 2. At times this website may be inaccessible or its transaction feature maybe unavailable.